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
Fortis (SA/NV) and Fortis N.V.
                                            Owns 100% of Fortis Utrecht                            NETHERLANDS

Fortis Utrecht
                                            Owns 75% of Fortis Insurance N.V.                      NETHERLANDS

Fortis Bank S.A./N.V.
                                            Owns 25% of Fortis Insurance N.V.                      NETHERLANDS

Fortis Insurance N.V.
                                            Owns 35% of Assurant, Inc.                             FEI 39-1126612 - DE

Assurant, Inc.
                                            Owns 1% of Dental Health Alliance, LLC                 FEI 13-3830846 - DE
                                            Owns 100% of Core, Inc.                                FEI 04-2828817 - MA
                                            Owns 100% of Dental Care Holdings, Inc.                FEI 13-4195935 - DE
                                            Owns 100% of FamilySide, Inc.                          CANADA
                                            Owns 100% of First Fortis Life Insurance Company       FEI 13-2699219; NAIC 81477 - NY
                                            Owns 100% of Florida Office Corp.                      FEI 13-3896525 - DE
                                            Owns 100% of Fortis Family, Inc.                       FEI  58-2315775 - GA
                                            Owns 100% of Fortis Legacy Place, Inc.                 FEI 13-3882719 - DE
                                            Owns 100% of Insureco, Inc.                            FEI 33-0658229 - CA
                                            Owns 100% of Interfinancial Inc.                       FEI 13-3036467 - GA
                                            Owns 100% of Jacksonville Apartments, Inc.             FEI 13-3868664 -DE

Core, Inc.
                                            Owns 100% of Disability Reinsurance Management
                                            Services, Inc.                                         FEI 01-0483086 - DE
                                            Owns 100% of SSDC, Corp.                               FEI 38-3357459 - DE
                                            Owns 100% of Wasdom Benefits Group, Inc.               FEI 16-1668514 - DE

Dental Care Holdings, Inc.
                                            Owns 100% of Denticare of Alabama, Inc.                FEI 59-3063687 - AL
                                          * Owns 100% of Denticare of Arkansas, Inc.               FEI 73-1274686; NAIC 95813 - AK
                                            Owns 100% of Denticare, Inc.  (KY)                     FEI 59-2228719; NAIC 96200 - KY
                                            Owns 100% of Denticare, Inc. (FL)                      FEI 59-1652450; NAIC 52016 - FL
                                            Owns 100% of Fortis Benefits DentalCare of
                                            New Jersey, Inc.                                       FEI 52-1565653; NAIC 11244 - NJ
                                            Owns 100% of Fortis Benefits DentalCare of
                                            Wisconsin, Inc.                                        FEI 39-1586450; NAIC 95129 - WI
                                            Owns 100% of Georgia Dental Plan, Inc.                 FEI 58-1909945 - GA
                                            Owns 100% of International Dental Plans, Inc.          FEI 59-2327793; NAIC 52011 - FL
                                            Owns 100% of UDC Dental California, Inc. dba
                                            United Dental Care of California                       FEI 33-0360239; NAIC 52031 - CA
                                            Owns 100% of UDC Ohio, Inc.                            FEI 74-2609036; NAIC 52022 - OH
                                            Owns 100% of United Dental Care Insurance
                                            Company                                                FEI 86-0538651; NAIC 97870 - AZ
                                            Owns 100% of United Dental Care of Arizona, Inc.       FEI 86-0517444; NAIC 47708 - AZ
                                            Owns 100% of United Dental Care of Colorado,
                                            Inc.                                                   FEI 86-0631335; NAIC 52032 - CO
                                          * Owns 100% of United Dental Care of Indiana, Inc.       FEI 31-1307814; NAIC 52034 - IN
                                            Owns 100% of United Dental Care of Michigan,
                                            Inc.                                                   FEI 38-2833988 - MI
                                            Owns 100% of United Dental Care of Nebraska,
                                            Inc.                                                   FEI 47-0676044; NAIC 52033 - NE
                                            Owns 100% of United Dental Care of New Mexico,
                                            Inc.                                                   FEI 86-0384270; NAIC 47042 - NM
                                            Owns 100% of United Dental Care of Pennsylvania,
                                            Inc.                                                   FEI 75-2635406; NAIC 47014 - PA
                                            Owns 100% of United Dental Care of Texas, Inc.         FEI 75-2076282; NAIC 95142 - TX
                                            Owns 100% of United Dental Care of Utah, Inc.          FEI 75-2635404; NAIC 95450 - UT
                                            Owns 100% of United Dental Care, Inc.                  FEI 63-1197769 - DE

United Dental Care, Inc.
                                            Owns 100% of Denticare of Oklahoma, Inc.               FEI 73-1153844; NAIC 47023 - OK
                                            Owns 100% of UDC Life and Health Insurance
                                            Company                                                FEI 73-1394955; NAIC 65929 - OK
                                            Owns 100% of United Dental Care of Missouri, Inc.      FEI 75-2481527; NAIC 47044 - MO

Insureco, Inc.
                                            Owns 100% of Assurant Reinsurance of Turks &
                                            Caicos, Ltd.                                           TURKS & CAICOS
                                            Owns 100% of Insureco Services, Inc.                   FEI 95-2698862 - CA

Insureco Services, Inc.
                                            Owns 100% of Crown Valley Insurance Agency of
                                            Florida                                                FEI 58-1455734 - FL
                                            Owns 100% of Insureco Adjusters, Inc.                  FEI 95-2818626 - CA
                                            Owns 100% of Insureco Agency & Insurance
                                            Services, Inc. (CA)                                    FEI 95-3097622 - CA
                                            Owns 100% of Insureco Agency & Insurance
                                            Services, Inc. (HI)                                    FEI 95-3990223 - HI
                                            Owns 100% of Insureco Agency & Insurance
                                            Services, Inc. (MA)                                    FEI 04-3373573 - MA
                                            Owns 100% of Insureco Agency & Insurance
                                            Services, Inc. (NV)                                    FEI 88-0181942 - NV
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
Interfinancial Inc.
                                            Owns 100% of American Security Insurance Company       FEI 58-1529575; NAIC 42978 - DE
                                            Owns 100% of Fortis Benefits Insurance Company         FEI 81-0170040; NAIC 70408 - MN
                                            Owns 100% of Fortis Insurance Company                  FEI 39-0658730; NAIC 69477 - WI
                                            Owns 100% of John Alden Financial Corporation          FEI 59-2840712 - DE
                                            Owns 100% of United Family Life Insurance
                                            Company                                                FEI 13-3036472; NAIC 91693 - GA

American Security Insurance Company
                                            Owns 100% of Standard Guaranty Insurance Company       FEI 58-1529579; NAIC 42986 - DE
                                            Owns 100% of Union Security Life Insurance
                                            Company                                                FEI 58-1529581; NAIC 98884 - DE

Fortis Benefits Insurance Company
                                            Owns 99% of Dental Health Alliance, LLC                FEI 13-3830846 - DE
                                            Owns 100% of Gala, Inc.                                FEI 63-1115291 - AL

John Alden Financial Corporation
                                            Owns 100% of John Alden Life Insurance Company         FEI 41-0999752; NAIC 65080 - WI
                                            Owns 100% of JA Services, Inc.                         FEI 65-0040859 - DE

John Alden Life Insurance Company
                                            Owns 100% of North Star Marketing Corporation          FEI 59-2394561 - OH

JA Services, Inc.
                                            Owns 100% of John Alden Service Warranty
                                            Corporation                                            FEI 65-0362333 - DE
                                            Owns 100% of John Alden Service Warranty
                                            Corporation of Florida                                 FEI 65-0362330 - FL
                                            Owns 100% of John Alden Systems Company                FEI 41-0946005 - MN
                                            Owns 100% of NSM Sales Corporation                     FEI 65-0416844 - NV

United Family Life Insurance Company
                                            Owns 100% of American Bankers Insurance Group          FEI 59-1985922 - FL
                                            Owns 100% of American Memorial Life Insurance
                                            Company                                                FEI 46-0260270; NAIC 67989 - SD

American Bankers Insurance Group, Inc.
                                            Owns 100% of AB Warranty Company                       FEI 65-0344416 - DE
                                            Owns 100% of American Bankers Dominicana, S.A.         DOMINICAN REPUBLIC
                                            Owns 100% of American Bankers Capital, Inc.            FEI 59-2731675 - DE
                                            Owns 100% of American Bankers Financial
                                            Services, L.L.C.                                       FEI 38-3443906 - MI
                                            Owns 100% of American Bankers Insurance Company
                                            of Florida                                             FEI 59-0593886; NAIC 10111 - FL
                                            Owns 100% of Assurant Services Ireland, Ltd.           IRELAND
                                            Owns 100% of American Bankers International
                                            Division, Inc.                                         FEI 66-0568288 - PR
                                            Owns 100% of American Bankers Life Assurance
                                            Company of Florida                                     FEI 59-0676017; NAIC 60275 - FL
                                            Owns 100% of American Bankers Management
                                            Company, Inc                                           FEI 65-0597010 - FL
                                            Owns 100% of American Bankers Sales Corporation,
                                            Inc.                                                   FEI 59-1967729 - FL
                                            Owns 100% of American Reliable Insurance Company       FEI 41-0735002; NAIC 19615 - AZ
                                            Owns 100% of Assurant Group, Ltd.                      UNITED KINGDOM
                                            Owns 100% of Assurant Membership Services, Inc.        CANADA
                                            Owns 100% of Assurant Services Denmark A/S             DENMARK
                                            Owns 100% of Bankers Atlantic Reinsurance
                                            Company                                                FEI 98-0152782 - TURKS & CAICOS
                                            Owns 100% of Dominion Automobile Association           CANADA
                                            Owns 100% of Federal Warranty Service
                                            Corporation                                            FEI 36-3596362 - IL
                                            Owns 100% of Financial Exchange, Inc.                  FEI 75-1391092 - TX
                                            Owns 100% of Guardian Investment Services, Inc.        FEI 59-2720545 - FL
                                            Owns 100% of International Financial Group, Inc.       FEI 75-2533456 - TX
                                            Owns 100% of MSDiversified Corp.                       FEI 64-0660045 - MS
                                            Owns 100% of National Insurance Agency                 FEI 59-1357775 - FL
                                            Owns 100% of Quail Roost Properties, Inc.              FEI 59-1414202 - FL
                                            Owns 100% of Roadgard Motor Club, Inc.                 FEI 59-2192619 - FL
                                            Owns 100% of Sureway, Inc.                             FEI 59-1532747 - DE
                                            Owns 100% of Voyager Group, Inc.                       FEI 59-1236556 - FL
                                            Owns 100% of Voyager Life and Health Insurance
                                            Company                                                FEI 58-1023083; NAIC 71196 - GA
                                            Owns 100% of Voyager Life Insurance Company            FEI 59-1090425; NAIC 66699 - GA
                                            Owns 100% of Voyager Service Warranties, Inc.          FEI 59-2675787 - FL

American Bankers Insurance Company of
Florida
                                            Owns 100% of American Bankers General Agency,
                                            Inc.                                                   FEI 74-2135158 - TX
                                            Owns 100% of EGC Management Corporation                FEI 74-2336546 - TX
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
American Bankers International Division,
Inc.
                                            Owns 1% of Assurant Seguradora S.A.                    BRASIL
                                            Owns 1% of Assurant Services Brasil, Limitada          BRASIL
                                            Owns 1% of Assurant Servicios de Mexico, S.A.
                                            de CV                                                  MEXICO
                                            Owns 74% of Caribbean American Property
                                            Insurance Company                                      FEI 66-0481184; NAIC 30590 - PR
                                            Owns 100% of ABIG Holding de Espana, S.L.              SPAIN
                                            Owns 100% of Caribbean American Insurance Agency
                                            Company                                                FEI 66-0520042 - PR
                                            Owns 100% of Caribbean American Life Assurance
                                            Company                                                FEI 66-0448783; NAIC 73156 - PR

ABIG Holding de Espana, S.L.
                                            Owns 99% of American Bankers Argentina Compania
                                            de Seguros, S.A.                                       ARGENTINA
                                            Owns 100% of Assurant Holding de Puerto Rico,
                                            Inc.                                                   PUERTO RICO
                                            Owns 99% of Assurant Seguradora S.A.                   BRASIL
                                            Owns 99% of Assurant Services Brasil, Limitada         BRASIL
                                            Owns 99% of Assurant Servicios de Mexico, S.A.
                                            de CV                                                  MEXICO

American Bankers Management Company,
Inc.
                                            Owns 100% of Consumer Assist Network
                                            Association, Inc.                                      FEI 65-0597011 - DE

Assurant Group LTD
                                            Owns 100% of Bankers Insurance Company, Ltd.           UNITED KINGDOM
                                            Owns 100% of Bankers Life Assurance Company,
                                            Ltd.                                                   UNITED KINGDOM

Bankers Insurance Company, Ltd.
                                            Owns 100% of Bankers Insurance Service Company,
                                            Limited                                                UNITED KINGDOM

Caribbean American Life Assurance
Company
                                            Owns 26% of Caribbean American Property
                                            Insurance Company                                      FEI 66-0481184; NAIC 30590 - PR

American Bankers General Agency, Inc.
                                            Controlled through a management agreement -
                                            Reliable Lloyds Insurance Company                      FEI 74-2289453; NAIC 28843 - TX

Federal Warranty Service Corporation
                                            Owns 100% of Assurant Services Canada, Inc.
                                            (fka Federal Warranty Service)                         CANADA

Financial Exchange, Inc.
                                            Attorney in fact for:  Financial Insurance
                                            Exchange                                               FEI 75-1391093; NAIC 18570 - TX

Guardian Investment Services, Inc.
                                            Owns 1% of American Bankers Argentina Compania
                                            de Seguros, S.A.                                       ARGENTINA

International Financial Group
                                            Owns 100% of American Association for Financial
                                            Institution Services                                   FEI 75-2337610 - TX
                                            Owns 100% of PAS Financial Group, Inc.                 FEI 75-2321226 - TX

MSDiversified Corp.
                                            Owns   61% of MS Casualty Insurance Co.                FEI 64-0681628; NAIC 15008 - MS
                                            Owns 100% of MS Financial Services, Inc.               FEI 64-0779440 - MS
                                            Owns 100% of MS Life Insurance Company                 FEI 86-0275686; NAIC 83380 - MS
                                            Owns 100% of MS Loan Center, Inc.                      FEI 64-0847246 - MS
                                            Owns 100% of United Service Protection
                                            Corporation                                            FEI 64-0906751 - DE
                                            Owns 100% of United Service Protection, Inc.           FEI 59-1794848 - FL

MS Financial Services, Inc.
                                            Owns 100% of United Service Protection (Canada)
                                            Corporation                                            CANADA

MS Life Insurance Company
                                            Owns 21% of Commerce National Insurance Co.            FEI 64-0759872; NAIC 82767 - MS
                                            Owns 100% of Life Insurance Company of
                                            Mississippi                                            FEI 64-0614963; NAIC 89133 - MS
                                            Owns 39% of MS Casualty Insurance Co.                  FEI 64-0681628; NAIC 15008 - MS
                                            Owns 67% common shares of MS Diversified Life
                                            Insurance                                              FEI 64-0740613; NAIC 78310 - MS

Sureway, Inc.
                                            Owns 100% of Guardian Travel, Inc.                     FEI 59-2519974 - FL

Voyager Group Inc.
                                            Owns 100% of Voyager American Insurance Company,
                                            Ltd.                                                   FEI 65-0508336 - Turks & Caicos
                                            Owns 100% of Voyager Indemnity Insurance Company       FEI 58-1455416; NAIC 40428 - GA
                                            Owns 100% of Voyager Property and Casualty
                                            Insurance Company                                      FEI 57-0665589; NAIC 35971 - SC
                                            Owns 100% of Voyager Service Programs Inc.             FEI 59-3110220 - FL

* These co's have surrendered their "Certificates of Authority," however they have not been dissolved or merged as of 12/31/03.